UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2019 (March 25, 2019)

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, Vitamin Shoppe, Inc. (the “Company”) filed a current report on Form 8-K (the “Original 8-K”) reporting that Bill Wafford will resign from his current position as Executive Vice President - Chief Financial Officer of the Company, effective April 5, 2019. In connection with Mr. Wafford’s resignation, the Company reported that it will name Charles Knight as the Company’s Interim Chief Financial Officer.

At the time of filing the Original 8-K, the Compensation Committee of the Board of Directors of the Company had not made any determinations regarding Mr. Knight’s compensation. This amendment No. 1 on Form 8-K/A amends the Original 8-K to provide addition information regarding compensation for Mr. Knight as required under Item 5.02.

While he serves as Interim Chief Financial Officer, in addition to his base salary, which was disclosed in a current report on Form 8-K, filed on June 25, 2018 (“2018 8-K”), Mr. Knight will be entitled to a monthly stipend of $6,250, minus lawful deduction, to recognize the additional responsibilities. The adjustment payment will be discontinued once Mr. Knight no longer serves as Interim Chief Financial Officer.

The foregoing summary of the terms of Mr. Knight’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter Agreement, dated as of April 8, 2019, by and between Charles D. Knight, and the Company, a copy of which is attached as Exhibit 10.1 hereto and the Offer Letter Agreement, dated as of June 4, 2018, by and between Charles D. Knight, and the Company, a copy of which was filed as Exhibit 10.1 on the 2018 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Document

10.1	Letter Agreement, dated April 8, 2019, by and between Charles D. Knight and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: April 9, 2019	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary